Prospectus
May 1, 2017
Columbia Wanger Family of Funds
Managed by Columbia Wanger Asset Management, LLC
Wanger USA

Ticker Symbol
WUSAX
The Fund offers shares only to separate accounts as underlying investments for variable annuity contracts and variable life insurance policies (collectively, Contracts) as well as to qualified pension and retirement plans (collectively, Qualified Plans) and other qualified institutional investors authorized by Columbia Management Investment Distributors, Inc. (the Distributor).
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Wanger USA
2	Prospectus 2017

Wanger USA
Summary of the Fund
Investment Objective
Wanger USA (the Fund) seeks long-term capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay as an investor in the Fund. The table does not reflect any fees or expenses imposed by your Contract or Qualified Plan, which are disclosed in your separate Contract prospectus or Qualified Plan disclosure documents. If the additional fees or expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.87%
Distribution and/or service (12b-1) fees	0.00%
Other expenses	0.13%
Acquired fund fees and expenses	0.01%
Total annual Fund operating expenses(a)(b)	1.01%
(a)	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than “Total Net Expenses” shown in the Financial Highlights section of this prospectus because “Total Net Expenses” do not include acquired fund fees and expenses.
(b)	“Total annual Fund operating expenses” are higher than “Total gross expenses” shown in the Financial Highlights section of this prospectus because “Total gross expenses” were reduced due to an extraordinary reimbursement of expenses overbilled by a third party.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
■	you invest $10,000 in the Fund for the periods indicated,
■	your investment has a 5% return each year, and
■	the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
The example does not reflect any fees and expenses that apply to your Contract or Qualified Plan. Inclusion of these charges would increase expenses for all periods shown.
Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be:

	1 year	3 years	5 years	10 years
Wanger USA (whether or not shares are redeemed)	$103	$322	$558	$1,236
Portfolio Turnover
The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 118% of the average value of its portfolio.
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Wanger USA
Summary of the Fund (continued)
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount any borrowings for investment purposes) in U.S. companies.
Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $5 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.
The Investment Manager typically seeks companies with:
■	A strong business franchise that offers growth potential.
■	Products and services in which the company has a competitive advantage.
■	A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. An investment in the Fund could lose money over short or long periods.
Small- and Mid-Cap Company Securities Risk. Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
4	Prospectus 2017

Wanger USA
Summary of the Fund (continued)
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.
Performance Information
The following bar chart and table show you how the Fund has performed in the past, and can help you understand the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied for each full calendar year shown. The table below the bar chart compares the Fund’s returns for the periods shown with the Fund’s primary benchmark, the Russell 2000 Growth Index, and the Fund's former primary benchmark, the Russell 2000 Index. Effective May 1, 2017, the Fund compares its performance to that of the Russell 2000 Growth Index. Prior to this date, the Fund compared its performance to that of the Russell 2000 Index. The Investment Manager believes that the Fund's portfolio will generally be more closely aligned with the Russell 2000 Growth Index than with the former core benchmark from an investment style perspective. Information on the Russell 2000 Index will be included for a one-year transition period.
The returns shown do not reflect any fees and expenses imposed under your Contract or Qualified Plan and would be lower if they did.
The Fund’s past performance is no guarantee of how the Fund will perform in the future. Daily and month-end performance information is available by calling the Investment Manager at 888.4.WANGER (888.492.6437) or visiting columbiathreadneedle.com/us.

Year by Year Total Return (%) as of December 31 Each Year	Best and Worst Quarterly Returns During the Period Shown in the Bar Chart
	Best	3rd Quarter 2009	22.90%
	Worst	4th Quarter 2008	-27.74%
Average Annual Total Returns (for periods ended December 31, 2016)
	Share Class Inception Date	1 Year	5 Years	10 Years
Returns before taxes	05/03/1995	13.69%	13.71%	7.42%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)		11.32%	13.74%	7.76%
Russell 2000 Index (reflects no deductions for fees, expenses or taxes)		21.31%	14.46%	7.07%

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Wanger USA
Summary of the Fund (continued)
Fund Management
Investment Manager: Columbia Wanger Asset Management, LLC

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Lead manager since 2016	2015
William J. Doyle, CFA	Portfolio Manager and Analyst	Co-manager since 2014	2006
Purchase and Sale of Fund Shares
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Shares of the Fund may not be purchased or sold directly by individual Contract owners or Qualified Plan participants. If you are the owner of a Contract or a participant in a Qualified Plan, please refer to the prospectus that describes your Contract or Qualified Plan for information about minimum investment requirements and how to purchase and redeem shares of the Fund.
Tax Information
The Fund normally distributes its net investment income and net realized capital gains, if any, to its shareholders, which are generally the participating insurance companies and Qualified Plans investing in the Fund through separate accounts. These distributions may not be taxable to you as the holder of a Contract or a participant in a Qualified Plan. Please consult the prospectus or other information provided to you by your participating insurance company and/or Qualified Plan regarding the U.S. federal income taxation of your contract, policy and/or plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer or other financial intermediary (such as an insurance company), related companies of the Fund - including the Investment Manager, the Distributor and Columbia Management Investment Services Corp. (the Transfer Agent) - may pay the intermediary (such as an insurance company) and its affiliated broker-dealers and service providers for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary (such as an insurance company) and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.
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Wanger USA
More Information About the Fund
Investment Objective
Wanger USA (the Fund) seeks long-term capital appreciation. The Fund’s investment objective is not a fundamental policy of the Fund and may be changed by the Fund’s Board of Trustees (the Board) without shareholder approval.
There is no assurance the Fund’s objective will be achieved.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount any borrowings for investment purposes) in U.S. companies.
Under normal circumstances, the Fund (i) invests a majority of its net assets in the common stock of small- and mid-sized companies with market capitalizations under $5 billion at the time of initial investment (“Focus Stocks”) and (ii) may also invest in companies with market capitalizations above $5 billion, provided that immediately after that investment a majority of the Fund’s net assets would be invested in Focus Stocks. The Fund may continue to hold, and make additional investments in, Focus Stocks whose market capitalizations have grown to exceed $5 billion, regardless of whether the Fund’s investments in Focus Stocks are a majority of the Fund’s net assets.
Columbia Wanger Asset Management, LLC, the Fund's investment adviser (the Investment Manager), believes that stocks of small- and mid-sized companies, which generally are not as well known by financial analysts as larger companies, may offer higher return potential than stocks of larger companies.
The Investment Manager typically seeks companies with:
■	A strong business franchise that offers growth potential.
■	Products and services in which the company has a competitive advantage.
■	A stock price the Investment Manager believes is reasonable relative to the assets and earning power of the company.
The Investment Manager may sell a portfolio holding if the security reaches the Investment Manager's price target, if the company has a deterioration of fundamentals, such as failing to meet key operating benchmarks, or if the Investment Manager believes other securities are more attractive. The Investment Manager also may sell a portfolio holding to fund redemptions.
Principal Risks
An investment in the Fund involves risks, including those described below. There is no assurance that the Fund will achieve its investment objective and you may lose money. The value of the Fund’s holdings may decline, and the Fund’s net asset value (NAV) and share price may go down. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Active Management Risk. The Fund is actively managed and its performance therefore will reflect, in part, the ability of the Investment Manager to select investments and to make investment decisions that will achieve the Fund’s investment objective. The Investment Manager’s active management of the Fund could cause the Fund to underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.
Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or potential or perceived changes in U.S. or foreign economies, financial markets, interest rates and the liquidity of these investments, among other factors.
Small- and Mid-Cap Company Securities Risk. Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies
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Wanger USA
More Information About the Fund (continued)
because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. When the Fund takes significant positions in small- and mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.
Growth Securities Risk. Growth securities typically trade at a higher multiple of earnings than other types of equity securities. Accordingly, the market values of growth securities may never reach their expected market value and may decline in price. In addition, growth securities, at times, may not perform as well as value securities or the stock market in general, and may be out of favor with investors for varying periods of time.
Issuer Risk. An issuer in which the Fund invests may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.
Sector Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within a sector. Companies in the same sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. Generally, the more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.
Additional Investment Strategies and Policies
This section describes certain investment strategies and policies that the Fund may utilize in pursuit of its investment objective and some additional factors and risks involved with investing in the Fund. The Fund and the other mutual funds using the Columbia brand that are managed by the Investment Manager and its affiliate, Columbia Management Investment Advisers, LLC (Columbia Management), are referred to throughout this prospectus as the "Columbia Funds."
Changing the Fund’s Investment Objective and Policies
The Fund’s investment objective and non-fundamental investment policies (including its principal and additional investment strategies) can be changed by the Board without shareholder approval, but may require notice to shareholders in certain instances. The Fund’s fundamental investment policies, as identified in the Fund’s Statement of Additional Information (SAI), may be changed only with Board and shareholder approval in accordance with the voting requirements of the Investment Company Act of 1940 (the 1940 Act). For additional information about changing the Fund’s fundamental and non-fundamental investment policies, see the SAI.
Investment Guidelines
As a general matter, and except as specifically described in the discussion of the Fund's principal investment strategies in this prospectus, whenever an investment policy or limitation states a percentage of the Fund's assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined based on the characteristics of a company at the time of initial purchase, and subsequent changes in a characteristic are not taken into account.
Holding Other Kinds of Investments
The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting columbiathreadneedle.com/us.
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More Information About the Fund (continued)
Transactions in Derivatives
The Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. The Fund expects to enter into such transactions primarily in the form of stock index futures in order to obtain exposure to the overall sector of the market represented by a particular stock index or to invest the Fund’s uninvested cash balances in a manner that the Investment Manager believes aligns more closely with the Fund’s investment strategy than simply holding short-term fixed income investments or cash equivalents (known as cash equitization). Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor's (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives may result in losses or may limit the Fund's potential gain from favorable market movements. Derivative strategies typically expose the Fund to gains and losses in excess of the amount actually invested in the derivative. This characteristic of a derivative (known as "leverage") may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual (including distressed) market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s shares, among other consequences. Other risks arise from the Fund's potential inability to terminate or to sell derivative positions. A liquid market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or to sell such positions. Liquidity in exchange-traded derivatives may decline or change rapidly, if other market participants decide to no longer transact in a particular contract. Any reduced liquidity in a particular exchange-traded derivative could make it difficult or impossible for the Fund to use the affected derivative when it may be otherwise favorable to do so, in addition to frustrating the ability to terminate or sell a derivative that it has previously entered into. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. Further, the tax treatment of a derivative may be different from the underlying security, asset, reference rate or index and that different may have an adverse impact on the Fund. Finally, U.S. federal legislation has been enacted that provides for new clearing, execution, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.
Investing in Money Market Funds
The Fund may invest cash, including cash collateral received in connection with its securities lending program, in shares of money market funds. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.
Lending of Portfolio Securities
The Fund may lend portfolio securities to broker-dealers or other financial intermediaries on a fully collateralized basis in order to earn additional income. The Fund may lose money from securities lending if, for example, the borrower does not return a loaned security and the proceeds from sale of the collateral are not sufficient to replace the borrowed security. The Fund invests collateral in a government money market fund.
Investing Defensively
The Fund may from time to time take temporary defensive investment positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, social or other conditions. These investment positions may include, without limitation, investing some or all of its assets in money
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Wanger USA
More Information About the Fund (continued)
market instruments or shares of affiliated or unaffiliated money market funds or holding some or all of its assets in cash or cash equivalents. The Fund may take such defensive positions for as long a period as the Investment Manager deems necessary. During these times, the Investment Manager may make frequent portfolio changes, which could result in increased trading expenses and taxes, and decreased Fund performance.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the SAI. The Fund discloses its portfolio holdings on the Columbia Funds’ website, columbiathreadneedle.com/us, as described below. Once posted, the portfolio holdings information will remain available on the website until at least the date on which such Fund files a Form N-CSR or Form N-Q (forms filed with the SEC that include portfolio holdings information) for the period that includes the date as of which the information is current.
The Fund considers changes in its portfolio holdings to be confidential information. Consequently, Fund policy generally permits the disclosure of portfolio holdings information only after a certain amount of time has passed. The Fund’s complete portfolio holdings are disclosed approximately 30 to 40 days after each month-end. The top 15 holdings may be available sooner, approximately 15 calendar days after each month-end. Purchases and sales of portfolio securities can take place at any time, so the portfolio holdings information available on the website may not always be current.
Cybersecurity
The Fund, like all companies, may be susceptible to operational and information security risks, including the risk of cyber attacks or failures. As a result, the Fund or its service providers, or the issuers of securities in which the Fund invests, may experience disruptions in business operations that may potentially result in financial losses, the inability of the Fund or Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result. See the discussion of Cybersecurity Breaches and Technology and Related Systems Failure Risk in the SAI for further information.
Use of Benchmarks
Benchmarks are indices that provide some comparative guidance in assessing the Fund’s performance. The Investment Manager selects the benchmarks it believes provide meaningful comparisons for each Fund. However, there may be different or additional indices that more closely reflect the market sectors in which the Fund invests. The Fund’s benchmarks may change from time to time. The benchmarks included in this prospectus are intended only as guideposts for your assessment of the Fund’s performance.
FUNDamentals
Portfolio Holdings Versus the Benchmarks
The Fund does not limit its investments to the securities within its benchmarks, and accordingly the Fund's holdings may diverge significantly from those of the benchmarks selected by the Investment Manager. In addition, the Fund may invest in securities outside the industry and geographic sectors represented in its benchmarks. The Fund's weightings in individual securities, and in industry and geographic sectors, may also vary considerably from those of its benchmarks.
Additional Information on Portfolio Turnover
A mutual fund that replaces, or turns over, more than 100% of its investments in a year may be considered to have a high portfolio turnover rate. A high portfolio turnover rate can mean higher brokerage commissions and other transaction costs, which could reduce a fund’s returns. In general, the greater the volume of buying and selling by a fund, the greater the impact that brokerage commissions and other transaction costs will have on its returns. The Fund may sell securities regardless of how long they’ve been held. See Financial Highlights for the Fund's portfolio turnover rates for the past five years.
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More Information About the Fund (continued)
Cash Flows
The timing and magnitude of cash inflows from investors buying Fund shares could prevent the Fund from always being fully invested. Conversely, the timing and magnitude of cash outflows to shareholders redeeming Fund shares could require the Fund to sell portfolio securities at less than opportune times or to hold ready reserves of uninvested cash in amounts larger than might otherwise be the case to meet shareholder redemptions. Either situation could adversely impact the Fund’s performance.
Understanding Annual Fund Operating Expenses
The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund section of this prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The expense ratio reflects the Fund’s fee arrangements as of the date of this prospectus and, unless indicated otherwise, is based on expenses incurred during the Fund’s most recent fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments have been or will be made to the expense ratio to reflect any differences in the Fund’s average net assets between the most recently completed fiscal year and the date of this prospectus or a later date. In general, the Fund’s expense ratio will increase as its net assets decrease, such that the Fund’s actual expense ratio may be higher than the expense ratio presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Investment Manager and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratio that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees (no such fee is currently paid by the Fund), and (iii) other expenses. Please see Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance below for information about commitments made by the Investment Manager and/or its affiliates during the performance period covered by this prospectus.
FUNDamentals
Other Expenses
“Other expenses” consist of the fees the Fund pays to its administrator, custodian, transfer agent, auditors, lawyers and trustees, costs relating to compliance and miscellaneous expenses. These fees include certain sub-transfer agency and shareholder servicing fees. For more information on these fees, see About Fund Shares and Transactions — Financial Intermediary Compensation.
Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance
There were no fee waivers and/or reimbursements of Fund expenses by the Investment Manager and/or its affiliates or any predecessor firms in place during the performance period shown in the Performance Information section of this prospectus.
Board of Trustees
The Fund is governed by the Board. More than 75% of the Fund's Trustees are independent (Independent Trustees), meaning that they are not “interested persons” of the Fund, as defined in the 1940 Act. The Independent Trustees bring backgrounds in business and academia to their task of working with the Fund's officers to establish the Fund's policies and oversee its activities. Among the Trustees' responsibilities are: selecting the investment adviser for the Fund; approving the advisory agreement; reviewing other contracts; approving investment policies; monitoring Fund operations, performance, compliance and costs; and nominating or selecting new Trustees.
Each Trustee serves the Fund for an indefinite term until his or her retirement, resignation, death or removal in accordance with the organizational documents of Wanger Advisors Trust (the Trust). The Trust's Bylaws generally require that Trustees retire at the end of the calendar year in which they attain the age of 75 years. The last meeting
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More Information About the Fund (continued)
to elect Trustees was held on February 27, 2015. Any Trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the Columbia Wanger family of funds (Columbia Wanger Funds). The mailing address for the Trustees and officers is 227 W. Monroe, Suite 3000, Chicago, Illinois 60606.
For more detailed information about the Board, please refer to the SAI.
Primary Service Providers
The Fund enters into contractual arrangements (“Contracts”) with various parties, including, among others, the Investment Manager, the Distributor, Columbia Management Investment Services Corp. (the Transfer Agent) and the Fund’s custodian.  The Fund’s Contracts are solely among the parties thereto.  Shareholders are not parties to, or intended to be third-party beneficiaries of, any Contracts. Further, this prospectus, the SAI and any Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.
The Investment Manager, which also serves as the Fund's administrator (the Administrator), the Distributor and the Transfer Agent are all affiliates of Ameriprise Financial, Inc. (Ameriprise Financial). They and their affiliates currently provide key services, including investment advisory, administration, distribution, shareholder servicing and transfer agency services, to the Fund and various other funds, including the Columbia Funds, and are paid for providing these services. These service relationships are described below.
The Investment Manager
Columbia Wanger Asset Management, LLC is located at 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. As of March 31, 2017, the Investment Manager had assets under management of approximately $13.96 billion. The Investment Manager is a registered investment adviser and wholly owned subsidiary of Columbia Management Investment Advisers, LLC, which is a wholly owned subsidiary of Ameriprise Financial and the Fund’s sub-administrator (the Sub-Administrator). In addition to serving as an investment adviser to mutual funds, the Investment Manager acts as an investment manager for other institutional accounts.
Subject to oversight by the Board, the Investment Manager manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing portfolio transactions. The Investment Manager may use the research and other capabilities of its affiliates and third parties in managing the Fund’s investments.
The Fund pays the Investment Manager a fee for its investment advisory services. The fee is calculated as a percentage of the average daily net assets of the Fund and is paid monthly. For the Fund’s most recent fiscal year, aggregate fees paid to the Investment Manager by the Fund amounted to 0.867% of average daily net assets of the Fund, before any applicable reimbursements. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s investment management services agreement with the Investment Manager is available in the Fund’s semiannual report to shareholders for the fiscal period ended June 30, 2016.
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Service with the Fund Since
Matthew A. Litfin, CFA	Director of Research (U.S.) and Portfolio Manager	Lead manager since 2016	2015
William J. Doyle, CFA	Portfolio Manager and Analyst	Co-manager since 2014	2006
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More Information About the Fund (continued)
Mr. Litfin has been associated with the Investment Manager since 2015 and has been a Vice President of the Trust since March 2016. Prior to joining the Investment Manager, Mr. Litfin served as a portfolio manager and analyst for funds that invested in small- and mid-cap companies. Mr. Litfin began his investment career in 1993 and earned a B.S. from the University of Tennessee and an M.B.A. from Harvard University.
Mr. Doyle has been associated with the Investment Manager or its predecessors as an investment professional since 2006 and has been a Vice President of the Trust since 2014. Mr. Doyle began his investment career in 1991 and earned a B.S. and a B.A. from Illinois State University and an M.B.A from Loyola University of Chicago.
The Administrator
Columbia Wanger Asset Management, LLC is responsible for overseeing the administrative operations of the Fund, including the general supervision of the Fund’s operations, coordination of the Fund’s service providers, and the provision of office facilities and related clerical and administrative services. The Administrator retains the Sub-Administrator to perform certain of these services (including fund accounting), and pays a fee for the services of the Sub-Administrator. The Fund pays the Administrator a fee for its services, plus certain out-of-pocket expenses. The fee is calculated as an annual percentage of the Trust’s aggregate average daily net assets and is paid monthly, as follows:

Annual Administration Fee, as a % of Aggregate Daily Net Assets of the Trust:
Up to $4 billion	0.05%
$4 billion to $6 billion	0.04%
$6 billion to $8 billion	0.03%
$8 billion and over	0.02%
The Distributor
Shares of the Fund are distributed by Columbia Management Investment Distributors, Inc., which is located at 225 Franklin Street, Boston, MA 02110. The Distributor is a registered broker-dealer and an indirect, wholly-owned subsidiary of Ameriprise Financial. The Distributor and its affiliates may pay commissions, distribution and service fees and/or other compensation to entities, including Ameriprise Financial affiliates, for selling shares and providing services to investors.
The Transfer Agent
Columbia Management Investment Services Corp. is a registered transfer agent and a wholly-owned subsidiary of Ameriprise Financial. The Transfer Agent is located at 225 Franklin Street, Boston, MA 02110, and its responsibilities include processing purchases, redemptions and transfers of Fund shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service. The Fund pays the Transfer Agent monthly fees on a per-account basis. The Transfer Agent has engaged Boston Financial Data Services (BFDS) to provide various sub-transfer agency services. Fees paid to the Transfer Agent also include compensation for certain out-of pocket expenses paid by the Transfer Agent on the Fund’s behalf.
Other Roles and Relationships of Ameriprise Financial and its Affiliates — Certain Conflicts of Interest
This section describes certain actual and potential conflicts of interest that arise from the financial services activities of Ameriprise Financial and its affiliates. Ameriprise Financial is a major financial services company, engaged in a broad range of financial activities beyond the mutual fund-related activities of the Investment Manager, including: insurance, broker-dealer (sales and trading), asset management and financial services. As a consequence of these activities, Ameriprise Financial or its affiliates may have interests arising from their other business lines that conflict with the interests of the Fund. These activities may also, from time to time, place certain investment constraints on the management of the Fund that might not otherwise arise.
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More Information About the Fund (continued)
As described in More Information About the Fund - Primary Service Providers, the Investment Manager, Administrator, Sub-Administrator, Distributor and Transfer Agent are all affiliates of Ameriprise Financial. In addition to the services that they provide to the Fund, they also provide substantially similar services (for which they are compensated) to other clients and customers, including the Columbia Funds. Ameriprise Financial and its other affiliates may also provide services (for which they are compensated) to the Fund, other Columbia Funds or other clients and customers.
Examples of activities that could lead to conflicts of interest and/or impose limitations that could affect the Fund include the following:
■	the Investment Manager and other Ameriprise Financial affiliates may receive compensation and other benefits related to the management/administration of the Fund and the other Columbia Funds and the sale of their shares;
■	there may be competition for limited investment opportunities that must be allocated among the Fund, the other Columbia Funds and other clients and customers of the Investment Manager (which can include affiliates of the Investment Manager) that may have the same or similar investment objectives as the Fund;
■	management of the Fund may diverge from other Columbia Funds or other clients and customers of the Investment Manager or Ameriprise Financial affiliates, for example, advice given to the Fund may differ from, or conflict with, advice given to other funds or accounts;
■	there may be regulatory or investment restrictions imposed on the investment activities of the Investment Manager arising from the activities or holdings of other Columbia Funds or other clients or customers of the Investment Manager or Ameriprise Financial and its affiliates, for example, caps on the aggregate amount of certain types of investments or in holdings of particular portfolio companies that may be made by affiliated entities, including the Fund;
■	Ameriprise Financial or its affiliates may have potentially conflicting relationships with companies and other entities in which the Fund invests;
■	there may be regulatory and other restrictions relating to the sharing of information between Ameriprise Financial and its affiliates, including the Investment Manager, for example, if an affiliated entity were in possession of non-public information, the Investment Manager might be prohibited by law from using that information in connection with the management of the Fund; and
■	insurance companies investing in the Fund may be affiliates of Ameriprise Financial, and these affiliated insurance companies, individually and collectively, may hold through separate accounts a significant portion of the Fund's shares and may also invest in separate accounts managed by the Investment Manager that have the same or substantially similar investment objectives and strategies as the Fund.
The Investment Manager and Ameriprise Financial have adopted various policies and procedures that are intended to identify, monitor and address conflicts of interest. However, there is no absolute assurance that these policies, procedures and disclosures will be effective.
Additional information about Ameriprise Financial and the types of conflicts of interest and other matters referenced above is set forth in the Investment Advisory and Other Services – Other Roles and Relationships of Ameriprise Financial and Affiliates – Certain Conflicts of Interest section of the SAI. Investors in the Fund should carefully review these disclosures and consult with their financial advisor if they have any questions.
Certain Legal Matters
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Information regarding certain pending and settled legal proceedings may be found in the Fund’s shareholder reports and in the SAI. Additionally,
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More Information About the Fund (continued)
Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at sec.gov.
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About Fund Shares and Transactions
Description of the Share Class
Share Class Features
The following summarizes the primary features of the shares offered by the Fund.

Eligible Investors	The Fund and the other Columbia Wanger Funds are available only to separate accounts of participating insurance companies as underlying investments for variable annuity contracts and/or variable life insurance policies (collectively, Contracts), as well as to qualified retirement or other plans (collectively, Qualified Plans) and other qualified institutional investors authorized by the Distributor.
Investment Limits	none
Conversion Features	none
Front-End Sales Charges	none
Contingent Deferred Sales Charges (CDSCs)	none
Maximum Distribution and/or Service Fees	none
FUNDamentals
Financial Intermediaries
The term “financial intermediary” refers to the insurance company that issued your Contract or your Qualified Plan sponsor. Financial intermediaries also include broker-dealers and financial advisors as well as firms that employ broker-dealers and financial advisors, including, for example, brokerage firms, banks, investment advisers, third party administrators and other firms in the financial services industry, including Ameriprise Financial and its affiliates.
Financial Intermediary Compensation
The Distributor, the Investment Manager and their affiliates make payments, from their own resources, to financial intermediaries, primarily to affiliated and unaffiliated insurance companies, for marketing/sales support services relating to the Fund (Marketing Support Payments). Such payments are generally based upon one or more of the following factors: average net assets of the Columbia Funds sold by the Distributor attributable to that financial intermediary; gross sales of the Columbia Funds distributed by the Distributor attributable to that financial intermediary; or a negotiated lump sum payment. While the financial arrangements may vary for each financial intermediary, the Marketing Support Payments to any one financial intermediary are generally between 0.05% and 0.40% on an annual basis for payments based on average net assets of the Fund attributable to the financial intermediary, and between 0.05% and 0.25% on an annual basis for a financial intermediary receiving a payment based on gross sales of the Columbia Funds attributable to the financial intermediary. The Distributor, the Investment Manager and their affiliates make payments with respect to a Fund or the Columbia Funds generally on a basis other than those described above or in larger amounts when dealing with certain financial intermediaries, including certain affiliates of Bank of America Corporation. Such increased payments may enable such financial intermediaries to offset credits that they may provide to customers.
As employee compensation and business unit operating goals at all levels are generally tied to the success of Ameriprise Financial, employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers and insurance companies, are incented to include shares of the Columbia Funds in Contracts offered by affiliated insurance companies. Certain employees, directly or indirectly, receive higher compensation and other benefits as investment in the Columbia Funds increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including the Distributor and the Investment Manager, and the products they offer, including the Fund. This may create a conflict of interest and may incent employees to recommend the Fund over another investment or to include shares of the Columbia Funds in Contracts.
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About Fund Shares and Transactions (continued)
In addition to the payments described above, the Distributor, the Investment Manager and their affiliates typically make other payments or allow promotional incentives to certain broker-dealers to the extent permitted by SEC and Financial Industry Regulatory Authority (FINRA) rules and by other applicable laws and regulations.
Amounts paid by the Distributor, the Investment Manager and their affiliates are paid out of their own resources and do not increase the amount paid by you or the Fund. You can find further details in the SAI about the payments made by the Distributor, the Investment Manager and their affiliates, as well as a list of the financial intermediaries, including Ameriprise Financial affiliates, to which the Distributor and the Investment Manager have agreed to make Marketing Support Payments.
Your financial intermediary may charge you fees and commissions in addition to those described in this prospectus. You should consult with your financial intermediary and review carefully any disclosure your financial intermediary provides regarding its services and compensation. Depending on the financial arrangement in place at any particular time, a financial intermediary and its financial advisors may have a conflict of interest or financial incentive with respect to recommendations regarding the Fund or any Contract or Qualified Plan that includes the Fund.
Share Price Determination
The price you pay or receive when you buy, sell or transfer shares is the Fund's next determined net asset value (or NAV) per share. The Fund calculates the NAV per share at the end of each business day, with the value of the Fund's shares based on the total value of all of the securities and other assets that it holds as of a specified time.
FUNDamentals
NAV Calculation
The Fund calculates its NAV per share as follows:
NAV per share =  (Value of assets of the share class) – (Liabilities of the share class)
Number of outstanding shares of the class
FUNDamentals
Business Days
A business day is any day that the New York Stock Exchange (NYSE) is open. A business day ends at (i) the scheduled close of the NYSE for such day (usually 4:00 p.m. Eastern Time or such other time as the NYSE may schedule), (ii) the scheduled close of the NYSE (usually 4:00 p.m. Eastern Time) on any business day on which the NYSE has an unscheduled close or intraday trading halt or other disruption, regardless of the time of such unscheduled close, halt or disruption or whether trading resumes, or (iii) such other time as the Board may from time to time determine. On holidays and other days when the NYSE is closed, the Fund’s NAV is not calculated and the Fund does not accept buy or sell orders. However, the value of the Fund’s assets may still be affected on such days to the extent that the Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities are valued primarily on the basis of market quotations reported on stock exchanges and other securities markets around the world. Certain equity securities, debt securities and other assets are valued differently. For instance, short-term investments maturing in 60 days or less are valued primarily using the amortized cost method and those maturing in excess of 60 days are valued at the readily available market price, if available. Market quotations are obtained from outside pricing services approved and monitored pursuant to a policy approved by the Fund's Board.
If a market price is not readily available or is deemed not to reflect market value, the security will be valued in good faith based on a determination of the security's fair value pursuant to the Portfolio Pricing Policy approved by the Board. The Portfolio Pricing Policy provides that fair value determinations will be made using the methodology set forth in the Policy and deemed most appropriate under the circumstances and considering all available, relevant
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About Fund Shares and Transactions (continued)
factors and indications of value. The Portfolio Pricing Policy provides that fair valuation may be used to price securities that trade on a foreign exchange when a significant event has occurred after the foreign exchange closes but before the time at which the Fund's share price is calculated. In addition, in the event of a significant movement in the Standard & Poor's 500 E-Mini Index, a statistical fair valuation process is applied to adjust prices of foreign securities traded on foreign exchanges in time zones different from the United States utilizing the services of a designated pricing vendor. Although the use of statistical fair valuation is intended to and may decrease opportunities for time zone arbitrage transactions, there can be no assurance that it will successfully decrease arbitrage opportunities. Please consult the SAI for more information on the factors to be considered in making fair value determinations; the significant events that may necessitate fair valuation of foreign securities; and the Fund's statistical fair valuation methodology.
When fair valuation is used to price securities, the values for those securities may be higher or lower than values used by another fund to price the security. Also, the use of fair valuation may cause the Fund's performance to diverge to a greater degree from the performance of various benchmarks used to compare the Fund's performance because benchmarks generally do not use fair valuation techniques. Because of the judgment involved in fair valuation decisions, there can be no assurance that the value ascribed to a particular security is accurate.
Shareholder Information
The Fund and the other Columbia Wanger Funds are available to owners of Contracts issued by participating insurance companies and participants in Qualified Plans, as described below. Please refer to the Contract prospectus that describes your Contract or the documents that describe your Qualified Plan for information about how to buy, sell and transfer your investment among shares of the Columbia Wanger Funds. The Fund and the other Columbia Wanger Funds may also be available to other eligible investors authorized by the Distributor.
Depending on the context, references to "you" or "your" in this prospectus refer either to (i) the owner of a Contract, participant in a Qualified Plan or qualified institutional investor or (ii) the insurance company that issues the Contract or the Qualified Plan itself. Throughout this prospectus, references to a Fund "shareholder" or to "buying," "selling," "holding," "owning," or "transferring" Fund shares refer only to the participating insurance company investing in the Fund through a separate account on behalf of Contracts or to the Qualified Plan itself, and not to an owner of a Contract or participant in a Qualified Plan.
The Fund is available to the following types of Qualified Plans:
■	a plan described in section 401(a) of the Internal Revenue Code (the Code) that includes a trust exempt from tax under section 501(a) of the Code;
■	an annuity plan described in section 403(a) of the Code;
■	an annuity contract described in section 403(b) of the Code, including a 403(b)(7) custodial account;
■	a governmental plan under section 414(d) of the Code or an eligible deferred compensation plan under section 457(b) of the Code; and
■	a plan described in section 501(c)(18) of the Code.
A Qualified Plan must be established before shares of the Fund can be purchased by the Qualified Plan. Neither the Fund nor the Investment Manager offers prototypes of such Qualified Plans. The Fund has imposed certain additional restrictions on sales to Qualified Plans to reduce Fund expenses. To be eligible to invest in the Fund, a Qualified Plan must be domiciled in a state in which Fund shares may be sold without payment of a fee to the state. In most states, this policy will require that a Qualified Plan investing in the Fund have at least $5 million in assets and that its investment decisions be made by the Qualified Plan fiduciary rather than Qualified Plan participants. A Qualified Plan may call the Investment Manager at 888.4.WANGER (888.492.6437) to determine if it is eligible to invest in the Fund.
Shares of the Fund may not be purchased or sold directly by individual Contract owners or Qualified Plan participants. When you sell your shares through your Contract or Qualified Plan, the Fund is effectively buying them back. This is called a redemption. The right of redemption may be suspended or payment postponed whenever permitted by applicable laws and regulations.
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About Fund Shares and Transactions (continued)
During any 90-day period, for any one shareholder, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Fund's net assets. Redemptions in excess of these limits will normally be paid in cash, but may be paid wholly or partly by an in-kind distribution of securities.
Potential Conflicts of Interest – Mixed and Shared Funding
The Fund is available for purchase only through Contracts offered by participating insurance companies, Qualified Plans and other qualified institutional investors authorized by the Distributor. Due to differences in tax treatment and other considerations, the interests of various Contract owners, and the interests of Qualified Plan participants, if any, may conflict. The Fund does not foresee any disadvantages to investors arising from these potential conflicts of interest at this time. Nevertheless, the Board of the Fund intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in response to any conflicts. If such a conflict were to arise, one or more separate accounts might be required to withdraw its investments in the Fund or shares of another mutual fund may be substituted. This might force the Fund to sell securities at disadvantageous prices.
Order Processing
Orders to buy and sell shares of the Fund that are placed by your participating insurance company or Qualified Plan sponsor are processed on business days. Orders received in “good form” by the Transfer Agent or a financial intermediary, including your participating insurance company or Qualified Plan sponsor, before the end of a business day are priced at the Fund’s NAV per share on that day. Orders received after the end of a business day will receive the next business day’s NAV per share. An order is in “good form” if the Transfer Agent or your financial intermediary has all of the information and documentation it deems necessary to effect your order. The market value of the Fund’s investments may change between the time you submit your order and the time the Fund next calculates its NAV per share. The business day that applies to your order is also called the trade date.
There is no sales charge associated with the purchase of Fund shares, but there may be charges associated with your Contract or Qualified Plan. Any charges that apply to your Contract or Qualified Plan, and any charges that apply to separate accounts of participating insurance companies or Qualified Plans that may own shares directly, are described in your separate Contract prospectus or Qualified Plan disclosure documents.
You may transfer all or part of your investment in the Fund to one or more of the other investment options available under your Contract or Qualified Plan. You may provide instructions to sell any amount allocated to the Fund. Proceeds will be mailed within seven days after your surrender or withdrawal request is received in good form by an authorized agent. The amount you receive may be more or less than the amount you invested.
Please refer to your Contract prospectus or Qualified Plan disclosure documents, as applicable, for more information about transfers as well as surrenders and withdrawals.
Information Sharing Agreements
As required by Rule 22c-2 under the 1940 Act, the Fund or certain of its service providers will enter into information sharing agreements with financial intermediaries, including participating life insurance companies and financial intermediaries that sponsor or offer Qualified Plans through which shares of the Fund are made available for purchase. Pursuant to Rule 22c-2, financial intermediaries are required, upon request, to: (i) provide shareholder account and transaction information; and (ii) execute instructions from the Fund to restrict or prohibit further purchases of Fund shares by shareholders who have been identified by the Fund as having engaged in transactions that violate the Fund's excessive trading policies and procedures. For more information, see Buying, Selling and Transferring Shares - Excessive Trading Practices Policy.
Excessive Trading Practices Policy
Right to Reject or Restrict Share Transaction Orders— The Fund is intended for investors with long-term investment purposes and is not intended as a vehicle for frequent trading activity (market timing) that is excessive. Investors should transact in Fund shares primarily for investment purposes. The Board has adopted excessive trading policies and procedures that are designed to deter excessive trading by investors (the Excessive Trading Policies and Procedures). The Fund discourages and does not accommodate excessive trading.
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About Fund Shares and Transactions (continued)
The Fund reserves the right to reject, without any prior notice, any buy or transfer order for any reason, and will not be liable for any loss resulting from rejected orders. For example, the Fund may in its sole discretion restrict or reject a buy or transfer order even if the transaction is not subject to the specific limitation described below if the Fund or its agents determine that accepting the order could interfere with efficient management of the Fund's portfolio or is otherwise contrary to the Fund's best interests. The Excessive Trading Policies and Procedures apply equally to buy or transfer transactions communicated directly to the Transfer Agent and to those received by financial intermediaries.
Specific Buying and Transferring Limitations — If a Fund detects that an investor has made two “material round trips” in any 28-day period, it will generally reject the investor's future purchase orders, including transfer buy orders, involving any Fund.
For these purposes, a “round trip” is a purchase or transfer into the Fund followed by a sale or transfer out of the Fund, or a sale or transfer out of the Fund followed by a purchase or transfer into the Fund. A “material” round trip is one that is deemed by the Fund to be material in terms of its amount or its potential detrimental impact on the Fund. Independent of this limit, the Fund may, in its sole discretion, reject future purchase orders by any person, group or account that appears to have engaged in any type of excessive trading activity.
These limits generally do not apply to automated transactions or transactions by registered investment companies in a “fund-of-funds” structure. These limits do not apply to payroll deduction contributions by retirement plan participants, transactions initiated by a retirement plan sponsor or certain other retirement plan transactions consisting of rollover transactions, loan repayments and disbursements, and required minimum distribution redemptions. They may be modified or rescinded for accounts held by certain retirement plans to conform to plan limits, for considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs. Accounts known to be under common ownership or control generally will be counted together, but accounts maintained or managed by a common intermediary generally will not be considered to be under common ownership or control. The Fund retains the right to modify these restrictions at any time without prior notice to shareholders. In addition, the Fund may, in its sole discretion, reinstate trading privileges that have been revoked under the Fund's Excessive Trading Policies and Procedures.
Limitations on the Ability to Detect and Prevent Excessive Trading Practices— The Fund takes various steps designed to detect and prevent excessive trading, including daily review of available shareholder transaction information. However, the Fund receives buy, sell or transfer orders through financial intermediaries, and cannot always know of or reasonably detect excessive trading that may be facilitated by financial intermediaries or by the use of the omnibus account arrangements they offer. Omnibus account arrangements are common forms of holding shares of mutual funds, particularly among certain financial intermediaries such as broker-dealers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients' transactions and accounts, and in these circumstances, the identities of the financial intermediary clients that beneficially own Fund shares are often not known to the Fund.
Some financial intermediaries apply their own restrictions or policies to their clients’ transactions and accounts, which may be more or less restrictive than those described here. This may impact the Fund's ability to curtail excessive trading, even where it is identified. For these and other reasons, it is possible that excessive trading may occur despite the Fund's efforts to detect and prevent it.
Although these restrictions and policies involve judgments that are inherently subjective and may involve some selectivity in their application, the Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any such judgments.
Risks of Excessive Trading — Excessive trading creates certain risks to the Fund's long-term shareholders and may create the following adverse effects:
■	negative impact on the Fund's performance;
■	potential dilution of the value of the Fund's shares;
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About Fund Shares and Transactions (continued)
■	interference with the efficient management of the Fund's portfolio, such as the need to maintain undesirably large cash positions, the need to use its line of credit or the need to buy or sell securities it otherwise would not have bought or sold;
■	losses on the sale of investments resulting from the need to sell securities at less favorable prices; and
■	increased brokerage and administrative costs.
To the extent that the Fund invests significantly in foreign securities traded on markets that close before the Fund's valuation time, it may be particularly susceptible to dilution as a result of excessive trading. Because events may occur after the close of foreign markets and before the Fund's valuation time that influence the value of foreign securities, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of foreign securities as of the Fund's valuation time. This is often referred to as price arbitrage. The Fund has adopted procedures designed to adjust closing market prices of foreign securities under certain circumstances to reflect what the Fund believes to be the fair value of those securities as of its valuation time. To the extent the adjustments do not work fully, investors engaging in price arbitrage may cause dilution in the value of the Fund's shares held by other shareholders.
The Fund may invest in thinly traded equity securities of small-capitalization companies. Because these securities are often traded infrequently, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities as of the Fund's valuation time. This is also a type of price arbitrage. Any such frequent trading strategies may interfere with efficient management of the Fund's portfolio to a greater degree than would be the case for mutual funds that invest only, or significantly, in highly liquid securities, in part because the Fund may have difficulty selling these particular investments at advantageous times or prices to satisfy large and/or frequent sell orders. Any successful price arbitrage may also cause dilution in the value of Fund shares held by non-redeeming shareholders.
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Distributions and Taxes
Distributions to Shareholders
A mutual fund can make money two ways:
■	It can earn income on its investments. Examples of fund income are interest paid on money market instruments and bonds, and dividends paid on common stocks.
■	A mutual fund can also have capital gains if the value of its investments increases. While a fund continues to hold an investment, any gain is generally unrealized. If the fund sells an investment, it generally will realize a capital gain if it sells that investment for a higher price than its adjusted cost basis, and will generally realize a capital loss if it sells that investment for a lower price than its adjusted cost basis. Capital gains and losses are either short-term or long-term, depending on whether the fund holds the securities for one year or less (short-term) or more than one year (long-term).
Mutual funds make payments of fund earnings to shareholders, distributing them among all shareholders of the fund. As a shareholder, you are entitled to your portion of a fund's distributed income, including capital gains. Reinvesting your distributions buys you more shares of a fund — which lets you take advantage of the potential for compound growth. Putting the money you earn back into your investment means it, in turn, may earn even more money (or be exposed to additional losses, if the Fund earns a negative return). Over time, the power of compounding has the potential to significantly increase the value of your investment. There is no assurance, however, that you'll earn more money if you reinvest your distributions rather than receive them in cash.
The Fund intends to pay out, in the form of distributions to shareholders, a sufficient amount of its income and gains so that the Fund will qualify for treatment as a regulated investment company and generally will not have to pay any federal excise tax. The Fund generally intends to distribute any net realized capital gain (whether long-term or short-term gain) at least once a year. Normally, the Fund will declare and pay distributions of net investment income according to the following schedule:

Declaration and Distribution Schedule
Declarations	semiannually
Distributions	semiannually
The Fund may declare or pay distributions of net investment income more frequently.
Each time a distribution is made, the NAV per share of the Fund is reduced by the amount of the distribution.
The Fund will automatically reinvest distributions in additional shares of the Fund unless you inform us you want to receive your distributions to be paid in cash.
Taxes and Your Investment
The Fund intends to qualify each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders. However, the Fund's failure to qualify as a regulated investment company would result in fund level taxation, and consequently, a reduction in income available for distribution to you.
Shares of the Fund are only offered to separate accounts of participating insurance companies, Qualified Plans and, as authorized by the Distributor, other eligible investors permitted to hold shares of the Fund pursuant to applicable U.S. Treasury Regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended. You should consult with the participating insurance company that issued your Contract, your Qualified Plan sponsor or other eligible investor through which your investment in the Fund is made regarding the federal income taxation of your investment.
For Variable Annuity Contracts and Variable Life Insurance Policies: Your Contract may qualify for favorable tax treatment. As long as your Contract continues to qualify for favorable tax treatment, you will only be taxed on your investment in the Fund through such Contract, even if the Fund makes distributions and/or you change your investment options under the Contract. In order to qualify for such treatment, among other things, the separate
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Distributions and Taxes (continued)
accounts of participating insurance companies, which maintain and invest net proceeds from Contracts, must be "adequately diversified." The Fund intends to operate in such a manner so that a separate account investing only in Fund shares on behalf of an owner of a Contract will be "adequately diversified." If the Fund does not meet such requirements, your Contract could lose its favorable tax treatment and income and gain allocable to your Contract could be taxable currently to you. This could also occur if Contract owners are found to have an impermissible level of control over the investments underlying their Contracts.
FUNDamentals
Taxes
The information provided above is only a summary of how U.S. federal income taxes may affect your indirect investment in the Fund. It is not intended as a substitute for careful tax planning. Your investment in the Fund may have other tax implications. It does not apply to certain types of investors who may be subject to special rules, including foreign or tax-exempt investors or those holding Fund shares through a tax-advantaged account other than a Contract, such as a 401(k) plan or IRA. Please see the SAI for more detailed tax information. You should consult with your own tax advisor about the particular tax consequences to you of an investment in the Fund, including the effect of any foreign, state and local taxes, and the effect of possible changes in applicable tax laws.
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Financial Highlights
The financial highlights table is designed to help you understand how the Fund has performed for the past five full fiscal years. Certain information reflects financial results for a single Fund share. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. The total return line indicates how much an investment in the Fund would have earned each period assuming all dividends and distributions had been reinvested. Total returns do not reflect any fees and expenses imposed under your Contract and/or Qualified Plan; if reflected, such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate might be higher. This information has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. The independent registered public accounting firm’s report and the Fund’s financial statements are also incorporated by reference into the SAI.

	Year Ended December 31,
	2016	2015	2014	2013	2012
Per share data
Net asset value, beginning of period	$31.75	$37.71	$41.13	$33.84	$29.80
Income from investment operations:
Net investment income (loss)	(0.04)	(0.12)	(0.06)	(0.05)	0.15
Net realized and unrealized gain	3.56	0.45	1.70	10.79	5.63
Total from investment operations	3.52	0.33	1.64	10.74	5.78
Less distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.11)
Net realized gains	(8.74)	(6.29)	(5.06)	(3.39)	(1.63)
Total distributions to shareholders	(8.74)	(6.29)	(5.06)	(3.45)	(1.74)
Net asset value, end of period	$26.53	$31.75	$37.71	$41.13	$33.84
Total return	13.69%	(0.61)%	4.78%	33.75%	20.02% (a)
Ratios to average net assets
Total gross expenses(b)	1.00%	1.01%	0.96%	0.96%	0.96%
Total net expenses(b)	1.00%	1.01%	0.96%	0.96%	0.96% (c)
Net investment income (loss)	(0.16)%	(0.34)%	(0.15)%	(0.12)%	0.45%
Supplemental data
Portfolio turnover	118%	45%	14%	15%	12%
Net assets, end of period (in thousands)	$664,236	$692,605	$800,933	$912,143	$782,222

Notes to Financial Highlights
(a)	Had the Investment Manager and/or its affiliates not waived a portion of expenses, total return would have been reduced.
(b)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund's reported expense ratios.
(c)	The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.
24	Prospectus 2017

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Wanger USA
227 West Monroe, Suite 3000
Chicago, IL 60606
Columbia Wanger Family of Funds
For More Information
The Columbia Wanger Funds are generally available only to the owners of variable annuity contracts and variable life insurance policies issued by participating insurance companies and participants in qualified plans and retirement arrangements. Please refer to the prospectus that describes your annuity contract and/or life insurance policy or the documents that describe your qualified plan and retirement arrangement for information about how to buy, sell and transfer your investment among shares of the Columbia Wanger Funds.
Additional Information About the Fund
Additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The SAI also provides additional information about the Fund and its policies. The SAI, which has been filed with the SEC, is legally part of this prospectus (incorporated by reference). To obtain these documents free of charge, to request other information about the Fund and to make shareholder inquiries, please contact the Fund as follows:
By Mail:  Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 West Monroe, Suite 3000
Chicago, IL 60606
By Telephone:  888.4.WANGER
(888.492.6437)
The Fund’s offering documents and shareholder reports are not available on the Columbia Funds’ website because they are generally available only through participating insurance companies or retirement plans.
The website references in this prospectus are inactive links and information contained in or otherwise accessible through the referenced websites does not form a part of this prospectus.
Shareholder Communications with the Board
The Fund’s Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, IL 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Wanger Fund to which the communication relates and (iii) state the number of shares held by the communicating shareholder.
Obtaining Additional Information from the SEC
Additionally, you can review and copy information about the Fund (including this prospectus, the SAI and shareholder reports) at the SEC’s Public Reference Room in Washington, D.C. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s website at http://www.sec.gov. You can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520.
The investment company registration number of Wanger Advisors Trust, of which the Fund is a series, is 811-08748.
Columbia Threadneedle Investments is the global brand name of the Columbia and Threadneedle group of companies.
© 2017 Columbia Management Investment Distributors, Inc.
225 Franklin Street, Boston, MA 02110
800.345.6611
C-1466-99 AN (5/17)